www.thesba.com
Newtek Business Services, Inc.
Newtek Business Services, Inc.
“The Small Business Authority®”
“The Small Business Authority®”
Hosted by:
Hosted by:
Barry Sloane, President & CEO
Barry Sloane, President & CEO
Jennifer Eddelson, EVP & CAO
Jennifer Eddelson, EVP & CAO
Full Year 2013
Full Year 2013
Financial Results Conference Call
Financial Results Conference Call
March 31, 2014 4:15pm ET
March 31, 2014 4:15pm ET
NASDAQ: NEWT
NASDAQ: NEWT
www.thesba.com
www.thesba.com
Investor Relations Public Relations
Newtek Investor Relations Hayden Investor Relations Newtek PR
Jayne Cavuoto
Director of IR
jcavuoto@thesba.com
(212) 273-8179
Brett Maas
brett@haydenir.com
(646) 536-7331
Peter Seltzberg
peter@haydenir.com
(646) 415-8972
Simrita Singh
Director of Marketing
ssingh@thesba.com
(212) 356-9566
Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995.
All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the
Securities and Exchange Commission and available through http://www.sec.gov

www.thesba.com

www.thesba.com
Business Development Company
Business Development Company
The Company expects to present to its shareholders a proposal to convert to a Business Development Company (“BDC”) once we are cleared to do so by the SEC
In addition, the Company has filed preliminary materials to conduct a public offering of up to $50 million of the shares of the BDC in conjunction with the conversion
We will not be able to offer any further information or take any questions regarding this proposed conversion or offering

www.thesba.com
Full Year 2013 Financial Highlights
Full Year 2013 Financial Highlights
Diluted EPS of $0.20; a year-over-year increase of 33.3%
• Exceeded high end of previously issued diluted EPS guidance range of
$0.17 to $0.19
• Reaffirmed 2014 diluted EPS guidance midpoint of $0.23; a 15.0%
increase over 2013
Net income attributable to Newtek Business Services, Inc. was $7.5 million; a year-over-year increase of 33.4%
Pretax net income was $11.1 million; a year-over-year increase of
17.3%
Operating revenues were $143.6 million; a year-over-year increase of
9.5%

www.thesba.com
Full Year 2013 Operational Highlights
Full Year 2013 Operational Highlights
Originated $177.9 million in loans, a 65.6% year-over-year increase
•
Originated approximately $50 million in loans in Q1 2014
•
Expect to originate between $240-$260 million in loans in 2014
As of December 31, 2013, Total Loan Pipeline* increased year-over-year by 69.5% to $435.1 million
Lender received $4.4 billion in referrals for 2013, practically 2x the amount in 2012
•
Thus far in 2014, Lender on a run rate to receive over $6.0 billion in referrals for  2014
Completed two S&P A-rated securitizations in 2013, which totaled approximately $48.0 million of unguaranteed portions of SBA 7(a) small business loans
Total loan servicing portfolio grew 98.6% to $1.1 billion at December 31,
2013

*Total Loan Pipeline = Open Loan Referrals + Prequalified Loans + Loans In Underwriting + Loans Approved and Pending Closing

www.thesba.com
Revised 2014 Guidance
Revised 2014 Guidance

Operating Revenue:
•
Midpoint of $161.0 million, with a range of $154.0 million and $168.0 million
•
Increase of 12.1% over 2013 revenue of $143.6 million
Pretax Income:
•
Midpoint of $13.5 million, with a range of $11.8 million and $15.1 million
•
Increase of 21.6% over 2013 pretax income $11.1 million
Diluted EPS:
•
Midpoint of $0.23, with a range of $0.20 and $0.26 per share
•
Increase of 15.0% over 2013 diluted EPS of $0.20
Adjusted EBITDA*:
•
Midpoint of $26.0 million, with a range of $24.5 million and $27.5 million
•
Increase of 26.2% over 2013 Adjusted EBITDA* of $20.6 million
*See slide 30 for definition of Adjusted EBITDA

www.thesba.com
Segment Results
Segment Results

Small Business Finance (SBF)
Revenue:
Pre-tax Income:
Electronic Payment Processing (EPP)
Revenue:
Pre-tax Income:
Managed Technology Solutions (MTS)
Revenue:
Pre-tax Income:
Full Year Ended December 31,  2013
Year-over-Year Comparisons
$34.1 million; a 34.3% increase
$10.1 million; a 25.3% increase
$89.7 million; a 4.9% increase
$8.3 million; a 17.9% increase
$17.6 million; a 3.5% decrease
$3.6 million; a 16.2% decrease

www.thesba.com

Consolidated Earnings Performance
Consolidated Earnings Performance
Diluted Earnings per Share
33.3% increase year over year in diluted EPS in 2013
$0.00
$0.15
$0.20
$0.03
$0.06
$0.09
$0.12
$0.15
$0.18
$0.21
Diluted Earnings Per Share
Full Year 2012 Full Year 2013

Newtek®
"The Small Business Authority®"

12/31/2013

www.thesba.com
Full Year 2013 Financial Results
Full Year 2013 Financial Results

33.4% year-over-year increase
Pre-tax Net Income
23.4% year-over-year increase 17.3% year-over-year increase
9.5% year-over-year increase
Adjusted EBITDA*
Net Income
(Attributable to Newtek Business Services, Inc.)
$ in millions
$ in millions
$ in millions
*See slide 30  for definition of Adjusted EBITDA
Total Operating Revenues
$ in millions
$131.1
$143.6
12/31/2012 12/31/2013
$5.6
$7.5
12/31/2012 12/31/2013
$9.4
$11.1
12/31/2012 12/31/2013
$16.7
$20.6
12/31/2012 12/31/2013

www.thesba.com
Consolidated Balance Sheet
Consolidated Balance Sheet

$ in thousands
Balance
Dec  31, 2013
Balance
Dec  31, 2012
Total Cash & Cash Equivalents* $29,385 $22,685
Total Assets $198,612 $152,742
Total Liabilities $121,603 $83,840
Total Equity $77,009 $68,902
Selected Items
*Includes restricted cash of $16.9 million at December 31, 2013, and $8.5 million at December 31, 2012

Newtek®
"The Small Business Authority®"

$ in millions

Newtek

Small Business Finance
Small Business Finance

2013 SBF revenue increased by 34.3% to $34.1 million
Funded $177.9 million in 2013, a 65.6% increase year-over-year
•
Originated approximately $50 million in loans the Q1 2014
•
Company on track to originate $240 to $260 million in SBA 7(a) loans in 2014
Completed two S&P A-rated securitizations in 2013, totaling approximately $48.0 million of unguaranteed portions of SBA 7(a) small business loans
In 2013, total loan servicing portfolio grew 98.6% to $1.1 billion
Full Year 2013 SBF revenue was 23.8% of total operating revenue
Newtek Business Service, Inc.
Full Year 2013 Total Operating
Revenue:
$143.6
million
SBF
$34.1M
$9.4
$21.0
$25.4
$34.1
$-
$5
$10
$15
$20
$25
$30
$35
$40
2010 2011 2012 2013
SBF Revenue Trend
www.thesba.com
Lender received $4.4 billion in referrals for 2013, almost 2x the amount in 2012

Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranty Percent 75%
Guaranteed Balance $750,000
Unguaranteed Balance $250,000
Premium* 12.5%

Small Business Finance
Small Business Finance
Direct Revenue / Expense of a Loan Sale Transaction – An Example
Resulting Revenue (Expense)
Associated Premium**
$93,750
Servicing Asset***
$18,630
Total Premium Income $112,380
Packaging Fee Income $2,500
FV Discount $(15,000)
Referral Fees $(7,500)
Total Direct Expenses $(22,500)
Net Risk-adjusted Profit Recognized $92,380
Net Cash Created pretax
(post securitization)****
$11,250
**Assumes 12.5% of the Guaranteed balance
*** Value determined by GAAP servicing value
**** Assuming the loan is sold in a securitization in
12 months
*Premium above 10% split 50/50 with SBA
Net cash assumes: cash premium on guaranteed balance after sale PLUS cash from securitizing unguaranteed balance in an S&P-rated structured-finance transaction
www.thesba.com

Newtek®
"The Small Business Authority®"

$ in millions

As of December 31, 2013, Total Loan Pipeline* increased by 69.5%, to $435.1 million year over year:
•
Open Loan Referrals increased by $144.9 million, or 97.7%
•
Prequalified Loan Volume increased by $19.0 million, or 47.7%
•
Loans In Underwriting increased by $15.5 million, or 76.7%
•
Loans Approved and Pending Closing decreased by $1.0 million, or 2.1%
Received over $4.4 billion in referrals for 2013, almost 2x the amount in 2012
Thus far in 2013, Lender on a run rate to receive over $6.0 billion in referrals for 2014
*Total Loan Pipeline = Open Loan Referrals + Prequalified Loans + Loans In Underwriting + Loans Approved and Pending Closing
$148.4
$39.8
$20.2
$48.4
$293.3
$58.8
$35.6
$47.4
Open Referrals Prequalified In Underwriting Approved & Pending
Closing
12/31/2012 12/31/2013
www.thesba.com
Small Business Finance –
Small Business Finance –
Total Pipeline
Total Pipeline

www.thesba.com

Comparative Loan Portfolio Data
Comparative Loan Portfolio Data
Loan Characteristic As of 12/31/10 As of 12/31/13
Business Type:
Existing Businesses 53.93% 81.05%
Business Acquisition 25.89% 12.01%
Start-Ups 20.18% 6.94%
Primary Collateral:
Commercial RE 45.33% 53.47%
Machinery & Equipment 22.79% 24.64%
Residential RE 22.27% 11.67%
Other 9.61% 6.42%
Percentage First Lien on RE:
Commercial RE 84.84% 95.20%
Residential RE 9.87% 19.76%
Other:
Weighted Average Mean FICO 675 707
Weighted Average Current LTV 78.23% 73.23%
(12/31/10 vs. 12/31/2013)
Loan Characteristic As of 12/31/10 Loan Characteristic As of 12/31/13
Industry: Industry:
Restaurant 10.60% Restaurant 6.84%
Hotels & Motels 7.58%
Amusement,
Gambling and
Recreation 5.74%
State Concentration:
State Concentration:
Florida 21.55% New York 13.08%
New York 12.66% Florida 9.47%
Georgia 14.08% Texas 7.43%

Newtek®
“The Small Business Authority®”

$ in millions

Servicing Portfolio
Servicing Portfolio

The SBF servicing portfolio – December 31, 2012 vs. 2013:
•
Total servicing portfolio increased by 99% to $1.1 billion
– Newtek portfolio increased by 39.0%; third-party servicing portfolio increased by 217.2%
– In Q4 2013, added approximately $400 million in external servicing for a large institutional client growing total loan servicing portfolio to $1.1 billion
– Plan to continue to grow the loan servicing aspect of the business both organically, through growth in loan originations, as well as through acquisition of third-party loan servicing portfolios
*Principal balance of loans serviced (dollars in millions)
$351.7
$177.0
$528.7
$488.8
$561.4
$1,050.2
NEWT Loans* Servicing Other Loans* Total Loans*
31-Dec-12 31-Dec-13
www.thesba.com

Newtek®

"The Small Business Authority®"

$ in millions

FY 2013 EPP revenue increased by 4.9% to $89.7 million
FY 2013 average monthly processing volume per merchant increased by approximately 6% over FY 2012
•
Realized over $4.5 billion of electronic payment processing volume in 2013
Commenced advertising campaign for EPP Division in Q1 2014
•
Electronic Payment Processing
Electronic Payment Processing

EPP
Revenue
$89.7M
FY 2013 EPP revenue was 62.4% of total operating revenue
Newtek Business Services, Inc.
FY 2013 Total Operating
Revenue:
$143.6 million
$80.9
$82.5
$85.5
$89.7
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
2010 2011 2012 2013
EPP Revenue Trend
Aim to increase the national recognition of EPP program, and grow merchant client base, attracting new quality independent sales organizations ("ISOs"), agent banks and merchant processing customers to our program
www.thesba.com

www.thesba.com
Electronic Payment Processing
Electronic Payment Processing

Growth in business depends on:
• Execution of Point of  Sale (“POS”) in the Cloud Strategy
• Execution of EuroPay, Mastercard® and Visa® (“EMV”) Strategy
• Growth of Newtek Advantage™ platform
• Successful integration of our EPP product into The Newtek
Advantage™
Digital financial reporting and digital tax products to be developed and integrated into The Newtek Advantage™
• Successful execution of all of the above with new and existing alliance partners

Newtek®
"The Small Business Authority®"

$19.2
$19.2
$18.2
$17.6
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$ in millions
2010
2011
2012
2013

Managed Technology Solutions
Managed Technology Solutions

MTS
$17.6M
FY 2013 MTS revenue decreased by 3.5% to $17.6 million
This segment is being transformed to take advantage of shift to cloud-based business trends including: eCommerce, Payroll and Insurance
Upgrade to Linux-based platforms expected to help increase revenues and margins
Launched Cloud Authority™ TV advertising campaign in Q1 2014
•
Aim to attract IT decision makers and small business owners to Newtek’s industry-
leading cloud offerings
FY 2013 MTS revenue was 12.2% of total operating revenue
MTS Revenue Trend
Newtek Business Services, Inc.
www.thesba.com
FY 2013 Total Operating Revenue
: $143.6 million

www.thesba.com
Managed Technology Solutions
Managed Technology Solutions

Results attributable to:
•
Decrease in the number of lower-priced shared hosting plans
•
Decrease in the number of higher-priced dedicated hosting plans
•
Maintained investment in software development costs given lower revenues
Key to turnaround success:
•
Execute on hyper-growth plans for Cloud offerings
•
Growth in the number of  higher-priced dedicated server plans
•
Integrate additional products and services into our existing Cloud offering

Newtek®
"The Small Business Authority®"
www.thesba.com

Invested for the Future
Invested for the Future

For the year ended December 31, 2012 vs. 2013:
• Total shared Linux accounts increased over 10x to 2,128
• Total cloud service accounts by over 117.6% to 35,424* accounts
FY 2013 average monthly revenue per plan increased by 9% due to growth in cloud instances and higher cost plans
• Cloud instances increased by 6% to an average of 669 in 2013
FY 2013 average Cloud revenue per user up 20.2%  over FY 2012
*Includes the 2,128 shared Linux accounts
Linux and Cloud
190
2,128
0
500
1,000
1,500
2,000
2,500
FY 2012 FY 2013
16,285
35,424
0
6,000
12,000
18,000
24,000
30,000
36,000
FY 2012 FY 2013
Growth in New Shared Linux Accounts in
Cloud Environment
Growth in Total Cloud Services

www.thesba.com
Newtek: 2014 and Beyond
Newtek: 2014 and Beyond

To further our position as THE brand, the authoritative presence, that independent business owners depend on for business and financial products and services
Is our operating model more similar to Walmart or Amazon? Walmart
•
We control the service experience: 24/7/365
•
We take care of our business clients
•
We are The Authority for financial and business products and services
How do we Succeed?
•
Winning technology as a FinTech Company
•
Services in the Cloud through The Newtek Advantage®
•
Aggressive marketing strategy

www.thesba.com
Winning Technology  As A
Winning Technology  As A

Proprietary state-of-the-art web-based technology, NewTracker® allows us to acquire clients cost effectively
•
NewTracker® technology positions us as a FinTech Company
•
To date have received over 500,000 independent business owner referrals through
NewTracker®
•
FinTech approach to customer acquisition disintermediates human function and provides a cost advantage to Newtek versus its industry peers
•
This Internet trend is prevalent in the Global economy
The Newtek Advantage™: Cloud-based operating platform
•
Our business services are hosted in our Cloud and reported directly to a business owners’ tablet, telephone phone or desktop, or by a human in our service center in real time through a mobile application accessible by the business anytime
Integration of Products
•
Integrated offerings are our key to the highest level of customer service lending
Newtek a tremendous competitive advantage in the market
FinTech Company
FinTech Company

www.thesba.com

All-in-one e-Commerce offering
•
Secure proprietary gateway
•
Web Design
•
Secure web hosting in the Cloud
•
We are the merchant processor
•
Data protection and secure payments
Payroll
•
Health & Benefits
•
Worker’s Compensation and P&C
•
Payroll in the Cloud
Payroll and POS in the Cloud
•
Plan to integrate into digital financial reporting and digital tax similar to
Intuit’s QuickBooks or online tax
Winning Technology  As A
Winning Technology  As A
FinTech Company
FinTech Company

www.thesba.com
Services in the Cloud Through
Services in the Cloud Through
The Newtek Advantage™
The Newtek Advantage™

Current working modules include:
•
eCommerce in the Cloud
•
Payroll in the Cloud
•
Web hosting in the Cloud
•
Manage a business from a mobile device, i.e. Tablet or Smartphone
Intend to add modules including:
•
Insurance Agency in the Cloud
•
Cloud Hosting of financial reporting and tax
•
Lending information in the Cloud
•
POS in the Cloud
How do we do this?
•
11 years of developing this platform from ‘ground zero’
•
To date have received over 500,000 independent business owner referrals through NewTracker®

www.thesba.com
Marketing Strategy
Marketing Strategy

Continue branding of The Small Business Authority®
•
Present Company to the independent business audience as the
authoritative presence in the small- and medium-sized business market for all their business and financial product and service needs
Expansion of national TV advertising campaign
Growth through acquisition and viral marketing
Expand alliance relationships
Grow client database with new outbound efforts including:
•
Newsletters
•
Magazine
•
Social media

Competition
Competition

Publicly Traded Comparables
Intuit, Inc. (INTU) Digital River, Inc. (DRIV) Heartland Payment Systems, Inc.  (HPY)
Vantiv, Inc. (VNTV) JetPay, Inc. (JTPY)
formerly UBPS
Web.com Group, Inc. (WWWW)
Endurance International Group, Inc. (EIGI) Rackspace Holdings, Inc. (RAX) Paychex, Inc. (PAYX)
ADP® (ADP) Marchex, Inc. (MCHX) Cbeyond, Inc. (CBEY)
www.thesba.com

www.thesba.com
Comparable Company Statistics
Comparable Company Statistics

• Have made less than $1.0 billion in loans
•
GoDaddy previously announced strategic purchase of a cloud-based financial management application company to reach more small businesses
On Deck Capital – recently raised $180 million in venture capital
Lending Club – $2.3 billion market valuation
Go Daddy estimated worth more than $6 billion in an IPO, based on GoDaddy’s
CEO’s sales growth projections; IPO planned for 2
nd
half of 2014
Digital River (DRIV) purchased LML Payment Systems (LMLP)
Universal Business Payment Solutions (UBPS), now JetPay, LLC (JTPY), completed
$179 million acquisition of credit/debit card sales and processing (JetPay, LLC), payroll processing and tax filing companies (AD Computer Corporation)
Newtek’s competitive advantage is its experience of providing a “suite of services”
which are integrated on a similar, coordinated platform, and are available in the
Cloud; it’s called The Newtek Advantage™

www.thesba.com
Investment Summary
Investment Summary
Publicly traded Company since 2000
Management’s interests aligned with shareholders
•
CEO alone owns approximately 13.4% of outstanding shares*
•
Founder’s, Management and Board combined own over 25% of outstanding shares*
Trades at approximately 4.0x 2014 forecasted Adjusted EBITDA**
•
2014 forecasted Adjusted EBITDA** of $26.0 million, an increase of approximately
26.2% over FY 2013 Adjusted EBITDA** of $20.6 million
Growing revenues
•
Expect to grow revenues by approximately 12% in 2014
Tremendous opportunity to penetrate market
•
Over 27.5 million small businesses in the U.S.
Inexpensive relative to market comparables
•
Market comps: DRIV, WWWW, VNTV, JTPY, EIGI, INTU

*As of 3/31/2014
**See slide 31 for definition of Adjusted EBITDA

Newtek®
"The Small Business Authority®"

NEWT Daily
3/28/14
3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
Volume
©BigCharts.com
1.0
0.5
0.0
Millions
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
14
Feb
Mar

www.thesba.com
Key Statistics –
Key Statistics –
NASDAQ: NEWT
NASDAQ: NEWT

Stock Price
52-Week Range
Common Shares O/S
Market Cap
Avg. Daily Trading Vol.
(200-day average)
Share Statistics* (USD)
………………………....................
*As of 3/28/2014
**See slide 31 for definition of Adjusted EBITDA
*** As of 3/31/2014. Represents midpoint of expected range
2014 Guidance***
………………………….........................
Revenue $161.0M
Pre-tax Income $13.5M
Diluted EPS $0.23
Adjusted EBITDA** $26.5M
$2.83
$1.90-$3.43
37.0M
$104.7M
81,166

www.thesba.com Financial Review Financial Review Jennifer C. Eddelson - Jennifer C. Eddelson - CAO CAO

www.thesba.com
Non-GAAP Financial Measures
Non-GAAP Financial Measures

In evaluating its business, Newtek considers and uses adjusted EBITDA as a supplemental measure of its operating performance.  The Company defines adjusted EBITDA as earnings before income from tax credits, interest expense, taxes, depreciation and amortization, stock compensation expense, other than temporary decline in value of investments, Capco fair value change and the amortization of the 2011 accrued loss on the lease restructure.  Newtek uses adjusted EBITDA as a supplemental measure to review and assess its operating performance.  The Company also presents adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP.  Adjusted EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, adjusted EBITDA does not reflect the Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using adjusted EBITDA only supplementally.
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

Newtek®
"The Small Business Authority®"

| | | | | | | |
|---|---|---|---|---|---|---|
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
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www.thesba.com
In millions of dollars *Note: totals may not add due to rounding
FY 2013 Actual vs.  FY 2012 Actual
FY 2013 Actual vs.  FY 2012 Actual

Revenue For
The Year
Ended
December 31,
2013
Revenue For
The Year
Ended
December 31,
2012
Pretax Income
(Loss) For The
Year Ended
December 31,
2013
Pretax Income
(Loss) For Year
Ended
December 31,
2012
ADJUSTED
EBITDA For Year
Ended
December 31,
2013
ADJUSTED
EBITDA For Year
Ended
December 31,
2012
Electronic
Payment
Processing
89.655 85.489 8.304 7.041 8.681 7.765
Small
Business
Finance
34.112 25.408 10.143 8.094 17.055 12.908
Managed
Technology
Solutions
17.576 18.211 3.564 4.254 5.025 5.580
All Other 2.568 1.860 (1.606) (1.038) (1.366) (0.970)
Corporate
Activities
0.900 0.785 (8.002) (7.511) (7.529) (7.278)
CAPCO 0.213 0.683 (1.284) (1.401) (1.222) (1.310)
Interco
Eliminations
(1.431) (1.306) (0.050) – (0.051) –
Total 143.593 131.130 11.069 9.439 20.593 16.695

Newtek®
"The Small Business Authority®"

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | | | |
| | | | | | | | | | |
| | | | | | | | | | |

www.thesba.com
2013 Segment Guidance
2013 Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small Managed Total Inter-
Payment Business Technology All Corporate Business CAPCO Company
Processing Finance Solutions Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2013 Full Year
Revenue 90.4 94.1 34.0 35.6 18.4 19.2 2.2 2.2 0.8 0.8 145.8 151.9 0.1 0.1 (0.8) 145.1 151.2
Pretax Income (Loss) 8.2 9.0 10.0 10.8 3.9 4.7 (1.1) (0.9) (9.6) (9.3) 11.4 14.3 (1.5) (1.3) - 10.0 13.0
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - - - - - - - 0.4 0.4 0.4 0.4 - - - 0.4 0.4
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 5.9 5.9 0.1  0.1 - - - - 6.0 6.0 0.2 0.2 - 6.2    6.2
Depreciation and
Amortization 0.3 0.3 1.2 1.2 1.5 1.5 0.1   0.1   0.1 0.1 3.2 3.2 - - - 3.2 3.2
Adjusted EBITDA 8.5 9.3 17.1 17.9 5.5 6.3 (1.0) (0.8) (9.4) (9.1) 20.7 23.6 (1.4) (1.2) - 19.3 22.4

www.thesba.com
2014 Revised Segment Guidance*
2014 Revised Segment Guidance*
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small Managed Total Inter-
Payment Business Technology All Corporate Business CAPCO Company
Processing Finance Solutions Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2014 Full Year
Revenue 90.2 99.2 43.5 46.5 17.9 19.7 2.6 2.8 0.8 0.8 155.0 169.0 0.2 0.2 (1.2) 154.0 168.0
Pretax Income (Loss) 8.3 9.2 13.1 14.7 3.8 4.2 (1.1) (1.1) (11.0) (10.6) 13.1 16.4 (1.3) (1.3) - 11.8 15.1
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - 0.1 0.1 0.1 - - - 0.6 0.5 0.9 0.7 - - - 0.9 0.7
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 8.5 8.3 0.1  0.1 - - - - 8.6 8.4 0.2 0.2 - 8.8   8.6
Depreciation and
Amortization 0.4 0.4 1.5 1.5 1.3 1.3 0.2   0.2   0.1 0.1 3.5 3.5 - - - 3.5 3.5
Adjusted EBITDA 8.7 9.5 23.3 24.6 5.3 5.7 (0.9) (0.8) (10.5) (10.2) 26.8 28.8 (1.4) (1.2) - 24.5 27.5

*As of 3/31/2014.

www.thesba.com
2014 Previous Segment Guidance
2014 Previous Segment Guidance
*Note: totals may not add due to rounding
In millions of dollars
Electronic Small Managed Total Inter-
Payment Business Technology All Corporate Business CAPCO Company
Processing Finance Solutions Other Activities Segments Segment Eliminations Total
Low High Low High Low High Low High Low High Low High Low High Low High
2014 Full Year
Revenue 90.2 99.2 46.5 49.5 17.9 19.7 2.6 2.8 0.8 0.8 158.0 172.0 0.2 0.2 (1.2) 157.0 171.0
Pretax Income (Loss) 8.3 9.2 12.4 15.8 3.8 4.2 (1.2) (0.9) (10.1) (9.2) 13.2 19.1 (1.4) (1.2) - 11.8 17.9
Income from tax credits - - - - - - - - - - - - (0.1) (0.1) - (0.1) (0.1)
Net change in fair value of
credits in lieu of cash and
notes payable in credits in
lieu of cash - - - - - - - - - - - - - - - - -
Deferred compensation
expense - - 0.1 0.1 0.1 - - - 0.6 0.5 0.9 0.7 - - - 0.9 0.7
Lease loss amortization - - - - - - - - (0.3) (0.3) (0.3) (0.3) - - - (0.3) (0.3)
Interest Expense - - 8.5 8.3 0.1  0.1 - - - - 8.6 8.4 0.2 0.2 - 8.8   8.6
Depreciation and
Amortization 0.4 0.4 1.5 1.5 1.5 1.3 0.1   0.2   0.1 0.1 3.5 3.5 - - - 3.5 3.5
Adjusted EBITDA 8.7 9.5 22.3 25.8 5.3 5.7 (1.0) (0.7) (9.6) (8.9) 25.7 31.4 (1.3) (1.2) - 24.4 30.2

www.thesba.com Addenda Addenda

www.thesba.com
Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Other than
Temporary
Decline in
Value of
Investments
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
2013
Adjusted
EBITDA
Electronic Payment
Processing
8.304 - - - 0.019 - - 0.358 8.681
Small Business Finance 10.143       - - - 0.103 - 5.568 1.242 17.055
Managed Technology
Solutions
3.564 - - - 0.051 - 0.094 1.316 5.025
All Other (1.606) - - - 0.035 - - 0.202 (1.366)
Corporate Activities (8.002) - - - 0.575 (0.291) 0.027 0.161 (7.529)
CAPCO (1.284) (0.113) (0.021) 0.017 - - 0.174 0.005 (1.222)
Interco Eliminations (0.050) (0.051)
Total 11.069 (0.113) (0.021) 0.017 0.784 (0.291) 5.863 3.284 20.593
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation from Pretax Income (Loss)
For the year ended December 31, 2013
In millions of dollars
*Note: totals may not add due to rounding

www.thesba.com
Pretax
Income
(Loss)
Income
from Tax
Credits
Net Change
in Fair Value
of Credits in
Lieu of Cash
and Notes
Payable in
Credits in
Lieu of Cash
Other than
Temporary
Decline in
Value of
Investments
Deferred
Comp
Expense
Amortization of
2011 Lease
restructuring
charge
Interest
Expense
Depreciation
and
amortization
2012
Adjusted
EBITDA
Electronic Payment
Processing
7.041 - - - (0.020) - 0.001 0.743 7.765
Small Business Finance 8.094       - - - 0.059 - 3.836 0.919 12.908
Managed Technology
Solutions
4.254 - - - 0.033 - 0.079 1.214 5.580
All Other (1.038) - - - 0.031 - - 0.036 (0.970)
Corporate Activities (7.511) - - - 0.396 (0.291) 0.011 0.117 (7.278)
CAPCO (1.401) (0.522) (0.003) 0.043 - - 0.567 0.007 (1.310)
Total 9.439 (0.522) (0.003) 0.043 0.499 (0.291) 4.494 3.036 16.695
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation
Adjusted EBITDA Reconciliation from Pretax Income (Loss)
For the year ended December 31, 2012
In millions of dollars
*Note: totals may not add due to rounding